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[Brochure to be mailed to newsletter recipients: 8-1/2" x 14" flat; folds three times to 8-1/2" x 3-1/2"; prints in black and white. Front panel prints in black--full bleed--with white type and reads:]
THE RIGHT TIME  FOR [in italics]
CGM REALTY FUND [large roman type]
[The second panel you see upon opening the brochure is white with black rules at top and bottom and type that reads:]
Investing in real estate securities, including shares of real estate investment trusts (REITs), CGM REALTY FUND offers the potential for
[bullet] high current income and
[bullet] long-term capital appreciation.
[Unfolding the next panel of the brochure reveals interior, the top three panels of which are devoted to a reproduction of a print advertisement. The headline reads:
AMERICA'S #1 REAL ESTATE FUND [Headline in largest (white) type]
For 2-Year Performance [in large white type]
Black background with black and white photo of victorious fencer with left arm raised. White box prints over background and contains the following text in black type:]
Since inception, CGM Realty Fund has ranked among the top performing in the Lipper real estate fund category. Ranked #1 out of 18 real estate funds for two-year performance and #4 out of 44 real estate funds for one-year performance,* CGM Realty Fund offers you the expertise of fund manager Ken Heebner and the potential for high current income and long-term capital appreciation.
Call now for more information and a prospectus.
[bar chart with four bars appears next]
two text lines over bars read: TOTAL RETURN FOR THE PERIODS ENDED 9/30/96
[over left two bars:] One Year [over right two bars:] Two Years
[the bar to the far left is a light grey bar with the number 17.4% in black type inside the bar. Beneath the bar is the label:]
Lipper Real Estate Fund Average
[the bar second from the left is black and the number 24.4% drops out to white inside the bar. Beneath the bar is the label:]
CGM Realty Fund
[the bar third from the left is also a light grey bar with the number 29.5% in black type inside the bar. Beneath the bar is the label:]
Lipper Real Estate Fund Average
[the bar furthest to the right is black and the number 43.5% drops out to white inside the bar. Beneath the bar is the label:]
CGM Realty Fund
[Beneath the chart is the following disclosure (please note that numbers in disclosure are the same size as total return numbers in the chart; text of disclosure is slightly smaller than that of ad body copy).] 24.4%, 19.8% and 15.8% are the average annual total returns for the one and two-year periods ended 9/30/96 and from inception (May 13, 1994) through 9/30/96.
[a line drawing of a fencer in a box with black and white striped background appears below and to the left. (logo) to the right (still in the white box) reads:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
[a phone number appears next and prints in a larger size than does the ad body copy.] 1-800-598-0768
[Beneath the floor on which the fencer stands is the following text in black type against a pale background (slightly smaller type size than ad body copy):] *Through 9/30/96, according to Lipper Analytical Services Inc., an independent mutual fund ranking agency. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD Copyright 1996 CGM
[The bottom panel of the brochure interior consists of one side of a business reply post card which has a reduced photo of the fencer featured above and reads:]
Please send me more information about CGM Realty Fund--TODAY!
Name ____________________________________________________________
Address _________________________________________________________
City ____________________________________________________________
State ____________________________________Zip ___________________
__Please send me IRA information.
[To the right of the post card appears the following text:]
To learn more about CGM Realty Fund, simply return this card or call toll-free 1-800-598-0768.
[logo] CGM REALTY FUND
Post Office Box 449
Boston, MA  02117
[The back panel of the business reply card contains all the necessary mailing information and bar codes. To the left of the post card is the logo and text as follows:]
CGM REALTY FUND
Post Office Box 449
Boston, MA  02117
1-800-598-0768
[The panel at the very back of the folded brochure also includes the logo and the following text in black on a white background:]
CGM REALTY FUND
Post Office Box 449
Boston, MA 02117
1-800-598-0768
[and, in italics:]
This insert is provided as a service by CGM Realty Fund. While it provides information on a specific mutual fund previously recommended by the editor of the accompanying newsletter, the editor is not compensated for its inclusion.